UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule14a-12

FINANCIAL INVESTORS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to whom transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ALPS/ CORE Commodities

Inbound Script

Meeting Date: Tuesday, November 12, 2013

Toll Free # 1-855-800-9425

Greeting:

Hello, thank you for calling the CompleteCommodities Fund proxy information line. My name is                     , may I have your name please?

Thank you Mr./Ms.                     . Are you calling regarding the upcoming Special shareholder meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal(s).

Would you like to vote along with the recommendations of your Board? Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of the CompleteCommodities Fund.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9425. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms.                     . I apologize I do not have access to that information; please feel free to call the CompleteCommodities Fund directly at 1-866-759-5679.

1

ALPS/ CORE Commodities

Inbound Script

Meeting Date: Tuesday, November 12, 2013

Toll Free # 1-855-800-9425

IF Not sure how to vote, you may cast a FOR vote, an AGAINST Vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal? You should have received a Proxy Statement discussing a proposal to be voted upon by the shareholders of the ALPS/CoreCommodity Management CompleteCommodities® Strategy Fund at a meeting to be held on November 12, 2013. CoreCommodity Management, LLC serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets. On September 11, 2013, the ownership of CoreCommodity was transferred from Jefferies Group LLC to CoreCommodity Capital LLC, which is controlled by CoreCommodity’s senior management. The Transaction resulted in an assignment and termination of the then-existing sub-advisory agreement.

You are being asked to approve a new sub-advisory agreement among the Trust, ALPS Advisors, Inc. and CoreCommodity prior to the expiration of an interim sub-advisory agreement. Under the new sub-advisory agreement, CoreCommodity will continue to provide investment advisory services to the Fund under terms that are similar in all material respects to the prior sub-advisory agreement and for the same fees that are currently in effect. The Fund’s investment objective or investment strategies have not changed as a result of the Transaction, and the investment advisory personnel of CoreCommodity who provide services to the Fund are expected to continue to do so.

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of the CompleteCommodities Fund.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (855) 800-9425. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: To approve a new Investment Sub-Advisory Agreement among Financial Investors Trust, on behalf of the ALPS/CoreCommodity Management Complete Commodities Strategy Fund, ALPS Advisors, Inc. and CoreCommodity Management, LLC.

Today’s date is                      and the time is                      Eastern Time.

2

ALPS/ CORE Commodities

Inbound Scrip

Meeting Date: Tuesday, November 12, 2013

Toll Free # 1-855-800-9425

Mr./Ms.                     , I have recorded your votes and we will be mailing you a written confirmation within 72 hours.

Closing:

Again, my name is                     , a proxy voting specialist on behalf of the CompleteCommodities Fund.

If you wish to make any changes you may contact us by calling 1-855-800-9425. Thank you very much for your participation and have a great day/evening.

3

ALPS/ CORE Commodities

Outbound Script

Meeting Date: Tuesday, November 12, 2013

Toll Free # 1-855-800-9425

Hello, is Mr./Ms.                      available?

IF YES:

Hi Mr./Ms.                     , my name is                      and I am calling on a recorded line on behalf of your investment in the CompleteCommodities Fund. The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special Shareholder meeting scheduled to be held on November 12th, 2013.

Your Board of Trustees has recommended you vote YES on the proposal and we are calling to ask if you would like to vote along with the recommendations of your board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms.                     ? (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of the CompleteCommodities Fund.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (855) 800-9425 Monday-Friday 9am-6pm EST and Saturday 10:00 am to 6:00pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

ALPS/ CORE Commodities

Outbound Script

Meeting Date: Tuesday, November 12, 2013

Toll Free # 1-855-800-9425

IF Not sure how to vote, you may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of the CompleteCommodities Fund.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (855) 800-9425, Monday-Friday 9am-6pm EST and Saturday 10:00 am to 6:00pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: To approve a new Investment Sub-Advisory Agreement among Financial Investors Trust, on behalf of the ALPS/CoreCommodity Management CompleteCommoditiesSM Strategy Fund, ALPS Advisors, Inc. and CoreCommodity Management, LLC.

ALPS/ CORE Commodities

Outbound Script

Meeting Date: Tuesday, November 12, 2013

Toll Free # 1-855-800-9425

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at (855) 800-9425 Monday-Friday 9am-6pm EST and Saturday 10:00 am to 6:00pm EST .

ALPS/ CORE Commodities

Answering Machine Messages

Meeting Date: Tuesday, November 12, 2013

Toll Free # 1-855-800-9425

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of the ALPS/CoreCommodity Management CompleteCommodities Strategy Fund. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on November 12th, 2013.

Your participation is very important. To vote over the telephone, please call toll-free at 1-855-800-9425 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm and Saturday, 10am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

ALPS/ CORE Commodities

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: Tuesday, November 12, 2013

Toll Free # 1-855-800-9425

INBOUND - CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of the CompleteCommodities Fund. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern time and Saturday 10:00 am to 6:00pm. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of the CompleteCommodities Fund. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of the CompleteCommodities Fund. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your account, please contact your Financial Advisor or call the CompleteCommodities Fund directly at 1-866-759-5679. Thank you for investing in the CompleteCommodities Fund.”